UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW
Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report, including the two exhibits submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall they be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such document.
Item 2.02 Results of Operation and Financial Condition
     On August 16, 2007, Fannie Mae (formally known as the Federal National Mortgage Association) issued a news release reporting its filing of its Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and its financial results for the periods covered by the Form 10-K. The press release, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     On August 16, 2007, Fannie Mae also issued a supplement to its news release discussing the company’s credit book of business. The supplement, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/s/ ROBERT T. BLAKELY
Robert T. Blakely
Executive Vice President and Chief Financial Officer

Date: August 16, 2007

EXHIBIT INDEX
The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit
99.1	News release, dated August 16, 2007

99.2	Supplement to news release, discussing credit book of business, dated August 16, 2007

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